UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2022

CROWN PROPTECH ACQUISITIONS

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40017	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

667 Madison Avenue 12th Floor New York, NY	10065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 563-6400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CPTK	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CPTK.WS	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CPTK.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 12, 2022, Crown PropTech Acquisitions, a Cayman Islands exempted company (“Crown”) entered into a First Amendment (the “First Amendment”) to that certain Business Combination Agreement, dated November 10, 2021 (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Crown, Crown PropTech Merger Sub I Corp., a Delaware corporation (“Merger Sub I”), Crown PropTech Merger Sub II LLC, a Delaware limited liability company (“Merger Sub II”), and Brivo, Inc., a Nevada corporation (“Brivo”).

Pursuant to the Business Combination Agreement, (a) one day prior to the closing date, Crown will become a Delaware corporation (the “Domestication”) and, in connection with the Domestication, (i) Crown’s name will be changed to “Brivo, Inc.” (“New Brivo”), (ii) each then-issued and outstanding Class A ordinary share of Crown will convert automatically into one share of Class A common stock of New Brivo (“New Brivo Class A Common Stock”), (iii) each then-issued and outstanding Class B ordinary share of Crown will first convert automatically, on a one-for-one basis, into one Class A ordinary share of Crown and then immediately thereafter convert automatically, on a one-for-one basis, into one share of New Brivo Class A Common Stock, and (iv) each then-issued and outstanding common warrant of Crown will convert automatically into one warrant to purchase one share of New Brivo Class A Common Stock; and (b) following the Domestication and on the closing date, (i) each share of Brivo Series A-1 preferred stock and Brivo Series A-2 preferred stock, respectively, will be automatically converted into a specified number of shares of Brivo Class B common stock or Brivo Class A common stock, respectively (the “Conversion”), (ii) following the Conversion, Merger Sub I will merge with and into Brivo, whereupon the separate corporate existence of Merger Sub I will cease and Brivo will continue as a wholly owned subsidiary of New Brivo and (iii) following the first merger, Brivo will merge with and into Merger Sub II, whereupon the separate corporate existence of Brivo will cease and Merger Sub II will continue as the surviving company.

The First Amendment provides for an amendment to the definition of the “Outside Date” in the Business Combination Agreement and changes the date listed therein from July 10, 2022 to August 9, 2022 or such later date as may be mutually agreed by Crown and Brivo. All other terms of the Business Combination Agreement remain unmodified and in full force and effect.

The foregoing description of the First Amendment is subject to and qualified in its entirety by reference to the full text of the First Amendment, a copy of which is included as Exhibit 2.1 hereto, and the terms of which are incorporated by reference.

Additional Information About the Proposed Business Combination and Where To Find It

The proposed business combination will be submitted to shareholders of Crown for their consideration. Crown filed a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”) which includes a preliminary proxy statement and will include, when available, a definitive proxy statement to be distributed to Crown’s shareholders in connection with Crown’s solicitation for proxies for the vote by Crown’s shareholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Brivo’s shareholders in connection with the completion of the proposed business combination. After the Registration Statement has been declared effective, Crown will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. Crown's shareholders and other interested persons are advised to read the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with Crown's solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about Crown, Brivo and the proposed business combination. Shareholders may also obtain a copy of the preliminary proxy statement or, once available, the definitive proxy statement as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Crown, without charge, at the SEC's website located at www.sec.gov or by directing a request to 667 Madison Avenue, 12th Floor, New York, NY 10065, attention: Nikki Sacks.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Crown, Brivo and certain of their respective directors, executive officers and other members of management, employees and consultants may, under SEC rules, be deemed to be participants in the solicitations of proxies from Crown’s shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Crown’s shareholders in connection with the proposed business combination is set forth in the Registration Statement. You can find more information about Crown’s directors and executive officers in Crown’s Annual Report on Form 10-K for the year ended December 31, 2021, dated April 12, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement / prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward Looking Statements

This report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product launches, potential benefits of the proposed business combination and the potential success of Brivo's go-to-market strategy, and expectations related to the terms and timing of the proposed business combination. These statements are based on various assumptions, whether or not identified in this report, and on the current expectations of Brivo’s and Crown’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Brivo and Crown. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of Crown or Brivo is not obtained; the lack of third party valuation in determining whether or not to pursue the proposed business combination; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to Brivo; the risk that the conditions to the financing for the proposed business combination may not be satisfied or waived; the effect of the announcement or pendency of the proposed business combination on Brivo’s business relationships, performance and business generally; risks that the proposed business combination disrupts current plans of Brivo and potential difficulties in Brivo employee retention as a result of the proposed business combination; the ability to implement business plans, forecasts and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities; Brivo's ability to attract and retain customers; the combined company's ability to up-sell and cross-sell to customers, including the success of Brivo’s customers’ development programs, which will drive future revenues; the ability of the combined company to compete effectively and its ability to manage growth; the amount of redemption requests made by Crown’s public shareholders; the ability of Crown or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; the risk that the combined company’s securities will not be approved for listed on the New York Stock Exchange or if approved, that such listing will be maintained; and those factors discussed in Crown’s Annual Report on Form 10-K for the year ended December 31, 2021, dated April 12, 2022, and the preliminary proxy statement/prospectus of Crown related to the proposed business combination dated April 19, 2022 and, when available, Crown’s final proxy statement to be filed with the SEC, in each case, under the heading “Risk Factors,” and other documents of Crown filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Crown nor Brivo presently know or that Crown and Brivo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Crown’s and Brivo’s expectations, plans or forecasts of future events and views as of the date of this report. Crown and Brivo anticipate that subsequent events and developments will cause Crown’s and Brivo’s assessments to change. However, while Crown and Brivo may elect to update these forward-looking statements at some point in the future, Crown and Brivo specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Crown’s and Brivo’s assessments as of any date subsequent to the date of this report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	First Amendment to the Business Combination Agreement, dated May 12, 2022, by and among Crown, Merger Sub I, Merger Sub II and Brivo
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2021

CROWN PROPTECH ACQUISITIONS.

By:	/s/ Richard Chera
Richard Chera
Chief Executive Officer